SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-A/A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              BANKFIRST CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                             (State of Organization)

                                   58-1790903
                     (I.R.S. Employer Identification Number)

                                625 Market Street
                           Knoxville, Tennessee 37902
                                 (423) 595-1100
     (Address and Phone Number of Registrants' Principal Executive Offices)

If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. |_|

If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. |X|

Securities Act registration statement file number to which this form relates:
                                    333-57147

Securities to be registered pursuant to Section 12(b) of the Act:
                                      NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered

      The full and complete description of the securities covered by this Registration Statement contained in the Section "Description of Capital Stock" on page 56 of the Prospectus filed as part of the Form S-1 Registration Statement (Registration No. 333-57147) with the Securities and Exchange Commission, is incorporated into this Registration Statement by reference as if fully set forth herein. Any subsequent prospectuses filed as amendments to the Form S-4 Registration Statement (Registration No. 333-52051), shall be deemed to be incorporated into the Registration Statement by reference as if fully set forth herein.

Item 2. Exhibits

      The securities described herein are to be registered pursuant to Section 12(g) of the Act. Accordingly, attached are the following exhibits, required in accordance with to the Instructions as to Exhibits on Form 8-A. Exhibits incorporated by reference are so indicated.

   Exhibit
   Number                              Description
   ------                              -----------

     1. Specimen of security to be registered hereunder, incorporated herein by reference to Exhibit 4 to Form S-4 Registration Statement (Registration No. 333-52051) dated May 7, 1998.

     2. Amended and Restated Charter of BankFirst Corporation, as amended, incorporated herein by reference to Exhibit 3.1 to Form S-4 Registration Statement (Registration No. 333-52051) dated May 7, 1998.

     3.     Bylaws of BankFirst Corporation, incorporated herein by reference to
            Exhibit 3.2 to Form S-4 Registration Statement (Registration No. 333-52051) dated May 7, 1998.

                                   SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereto duly authorized.

                                              BANKFIRST CORPORATION

August 21, 1998                               By: /s/ Fred R. Lawson
                                                 -------------------------------
                                                  Fred R. Lawson, President and
                                                        Chief Executive Officer